UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2015

Service Corporation International
(Exact name of Registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-6402-1 (Commission File Number)	74-1488375 (I.R.S. Employer Identification Number)

1929 Allen Parkway Houston, Texas (Address of principal executive offices)	77019 (Zip code)

(713) 522-5141

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On August 18, 2015, Service Corporation International (the “Company”) issued $300 million aggregate principal amount of its 5.375% Senior Notes due 2024 (the “Notes”) in a reopening of its existing series of such Notes, pursuant to the indenture dated as of February 1, 1993 between the Company and The Bank of New York Mellon Trust Company, N.A., as successor to The Bank of New York, as trustee, as supplemented by the Twelfth Supplemental Indenture dated as of May 12, 2014. The aggregate proceeds from the sale of the Notes, net of underwriters’ discounts and offering expenses, will be used to redeem all of the Company’s outstanding 6.750% Senior Notes due 2016 and to repay approximately $99 million of outstanding borrowings under its revolving credit facility.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information provided in Item 1.01 to the extent applicable is incorporated herein by reference.

Item 8.01	Other Events

On August 18, 2015, the Company issued a press release announcing that it had completed the sale of $300 million aggregate principal amount of its 5.375% Senior Notes due 2024 (the “Notes”) in a reopening of its existing series of such Notes. A copy of this press release is attached as Exhibit 99.1 and incorporated by reference.

In connection with the completion of the sale of the Notes, the Company is filing certain exhibits as part of this Form 8-K. The information contained in this Current Report on Form 8-K, including the exhibits hereto, is neither an offer to sell nor a solicitation of an offer to purchase any of the Notes or any other securities of the Company.

Item 9.01	Financial Statements and Exhibits

(d) The following exhibits are included with this report:

Exhibit No.	Description

4.1	Indenture dated as of February 1, 1993 between Service Corporation International and The Bank of New York Mellon Trust Company, N.A., as successor to The Bank of New York, as trustee (incorporated by reference to Exhibit 4.1 to Form S-4 filed September 2, 2004 (File No. 333-118763))

4.2	Twelfth Supplemental Indenture dated as of May 12, 2014 between Service Corporation International and The Bank of New York Mellon Trust Company, N.A., as successor to The Bank of New York, as trustee (incorporated by reference to Exhibit 4.1 to Form 8-K filed May 12, 2014 (Film No. 001-06402))

4.3	Form of 5.375% Senior Notes due 2024 (included in Exhibit 4.2)

5.1	Opinion of Locke Lord LLP

99.1	Press release dated August 18, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 18, 2015

Service Corporation International

	By:	/s/ Gregory T. Sangalis
		Name:	Gregory T. Sangalis
		Title:	Senior Vice President,
General Counsel and Secretary

EXHIBITS

Exhibit No.	Description

4.1	Indenture dated as of February 1, 1993 between Service Corporation International and The Bank of New York Mellon Trust Company, N.A., as successor to The Bank of New York, as trustee (incorporated by reference to Exhibit 4.1 to Form S-4 filed September 2, 2004 (File No. 333-118763))

4.2	Twelfth Supplemental Indenture dated as of May 12, 2014 between Service Corporation International and The Bank of New York Mellon Trust Company, N.A., as successor to The Bank of New York, as trustee (incorporated by reference to Exhibit 4.1 to Form 8-K filed May 12, 2014 (Film No. 001-06402))

4.3	Form of 5.375% Senior Notes due 2024 (included in Exhibit 4.2)

5.1	Opinion of Locke Lord LLP

99.1	Press release dated August 18, 2015